                                                                    EXHIBIT 23.1

[ROTHSTEIN KASS LETTERHEAD]


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



We consent to the use in this Registration Statement on Form S-1/A of our report dated February 15, 2006, relating to the financial statements of Asia Automotive Acquisition Corporation, and to the reference to our Firm under the caption "Experts" in the Prospectus.








/s/ Rothstein, Kass & Company, P.C.
-----------------------------------

Roseland, New Jersey
March 7, 2006